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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 January 5, 2007

                                ----------------

                                DYNABAZAAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         000-29423                                        04-3551937
 (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               888 Seventh Avenue
                            New York, New York 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 974-5730
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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         ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 5, 2007, Dynabazaar, Inc., a Delaware corporation ("Dynabazaar"), entered into an agreement and plan of merger (the "Merger Agreement") with L Q Corporation, Inc., a Delaware corporation ("LQ"), and LQ Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Dynabazaar ("LMC"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, LMC will merge with and into LQ, with LQ continuing as the surviving corporation and a wholly-owned subsidiary of Dynabazaar. A copy of the joint press release announcing the proposed merger is attached as Exhibit 99.1 hereto.

         Under the terms of the Merger Agreement, LQ stockholders will receive
3.65 shares of Dynabazaar common stock for each share of LQ common stock they hold. Upon completion of the merger, LQ stockholders will hold approximately 34% of the combined company and Dynabazaar stockholders will hold approximately 66% of the combined company on a fully-diluted basis. It is anticipated that the combined company's shares will continue to trade on the OTC Bulletin Board under the symbol "FAIM.OB."

         The Boards of Directors of both Dynabazaar and LQ approved the Merger Agreement in accordance with the recommendation of the special committees of independent directors formed by the Boards of Directors of each company to evaluate the transaction.

         The transaction is subject to stockholder approval and other customary conditions and is expected to be completed during the first half of 2007. A special meeting of stockholders of both companies will be announced in the near future to obtain stockholder approval of the transaction.

         Susquehanna Financial Group, LLLP is serving as independent financial advisor to the special committee of Dynabazaar and Rodman & Renshaw, LLC is serving as independent financial advisor to the special committee of LQ in connection with the transaction.

         The foregoing does not constitute a complete summary of the terms of the Merger Agreement, which is attached hereto as Exhibit 2.1. The descriptions of the terms of the Merger Agreement are qualified in their entirety by reference to such exhibit.

         Barington Capital Group, L.P., an investment firm ("Barington"), and certain of its affiliates collectively own approximately 7.2% of the outstanding common stock of Dynabazaar. Pursuant to a separate letter agreement dated January 5, 2007, Barington has agreed to vote, and to cause its affiliates to vote, all of the shares of Dynabazaar common stock now owned or hereafter acquired by Barington and its affiliates in favor of the transaction, in proportion to the votes of the other stockholders of Dynabazaar. A copy of the letter agreement is attached as Exhibit 2.2 hereto.

         James A. Mitarotonda, who serves as a director, President and Chief Executive Officer of Dynabazaar, is Chairman, President and Chief Executive Officer of a corporation that is the general partner of Barington. Sebastian E. Cassetta, who serves as the Chief Executive Officer of Costar Video Systems, LLC, a subsidiary of Dynabazaar, is a Senior Managing Director and the Chief Operating Officer of Barington. Mr. Cassetta is also a director, President and Chief Executive Officer of LQ. Dianne K. McKeever, a research analyst at Barington, serves as a director of LQ. Barington is party to separate administrative services agreements with Dynabazaar and LQ, pursuant to which Barington performs certain administrative, accounting and other services on behalf of each company. The principal executive offices of Dynabazaar and LQ are maintained by Barington.


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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains certain forward-looking statements about Dynabazaar and LQ. When used in this Form 8-K, the words "anticipates", "may", "can", "believes", "expects", "projects", "intends", "likely", "will", "to be" and any similar expressions and any other statements that are not historical facts, in each case as they relate to Dynabazaar or LQ, the management of either such company or the transaction are intended to identify those assertions as forward-looking statements. In making any of those statements, the person making them believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of Dynabazaar and LQ. The actual results or performance by Dynabazaar or LQ, and issues relating to the transaction, could differ materially from those expressed in, or implied by, any forward-looking statements relating to those matters. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Dynabazaar or LQ, the combined company or the transaction.

IMPORTANT INFORMATION FOR STOCKHOLDERS

         Dynabazaar and LQ will file a definitive joint proxy statement/prospectus with the Securities and Exchange Commission ("SEC") in connection with the proposed merger. Dynabazaar and LQ urge stockholders to read the definitive joint proxy statement/prospectus when it becomes available and any other relevant documents filed by either party with the SEC because they will contain important information.

         Stockholders will be able to obtain the definitive joint proxy statement/prospectus and other documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Dynabazaar will be available free of charge by sending a written request to Dynabazaar, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019,
ATTN: Secretary, or by telephone to (212) 974-5730. Documents filed with the SEC by LQ will be available free of charge by sending a written request to L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019, ATTN:
Secretary, or by telephone to (212) 974-5730.

         Dynabazaar, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Dynabazaar's shareholders in connection with the proposed merger will be described in the definitive joint proxy statement/prospectus relating to the merger. Stockholders can obtain additional information regarding these individuals and any interest they have in the proposed merger from the definitive joint proxy statement/prospectus when it becomes available.


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         LQ, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of LQ's shareholders in connection with the proposed merger will be described in the definitive joint proxy statement/prospectus relating to the merger. Stockholders can obtain additional information regarding these individuals and any interest they have in the proposed merger from the definitive joint proxy statement/prospectus when it becomes available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      d. Exhibits

         2.1 Agreement and Plan of Merger dated as of January 5, 2007, among Dynabazaar, LQ and LMC.

         2.2      Letter Agreement dated January 5, 2007.

         99.1     Joint press release of LQ and Dynabazaar dated January 5,
                  2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DYNABAZAAR, INC.



Dated:  January 5, 2007                     By: /s/ Melvyn Brunt
                                                --------------------------------
                                                Melvyn Brunt
                                                Chief Financial Officer